UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number 811-07853
                                                 --------------

                         Kalmar Pooled Investment Trust
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                Barley Mill House
                                3701 Kennett Pike
                              Wilmington, DE 19807
           ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         Ford B. Draper, Jr., President
                                Barley Mill House
                                3701 Kennett Pike
                              Wilmington, DE 19807
           ---------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-463-6670
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2008
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


    KALMAR
    POOLED
INVESTMENT
     TRUST
==========



                                [GRAPHIC OMITTED]





                                       KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2008




     ---------------------------------------------------------------------
      This report has been prepared for the general information of Kalmar
         Pooled Investment Trust shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Investors are reminded to read the prospectus carefully before investing or sending money.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                       REPORT FROM MANAGEMENT
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



DEAR FELLOW SHAREHOLDERS AND FRIENDS:

The year 2008 in the financial markets and the economy regrettably was a year of record misery -- far worse than could have been imagined at this time a year ago by anyone: The largest corporate bankruptcy, bank failure, and Ponzi scheme in US history; over $1 trillion -- and rapidly rising -- in writedowns and losses by world financial institutions; some $30 trillion in equity market value wiped out by the worst worldwide Bear market since the 1930's; trillions more lost in commodity and credit market meltdowns; unprecedented volatility in all markets; the most severe synchronous recession since the Great Depression; and perhaps the biggest loss of all and the hardest to recover from, a debilitating crisis of confidence in the financial system and the interconnected entities that heretofore have made it function.

As bad as that all was, we have had a narrow escape -- with authorities around the globe scrambling daily to come back from near-Armageddon, with all emergency stops pulled out to unfreeze credit and buoy the withering world economy. Ultimately, we believe these combined efforts will work, but not without more time, mess, pain, and unintended consequences. Confidence will need to be re-established in order for economic prosperity to be regained and for the markets to normalize and recover -- but we believe they will. Nevertheless, it won't be easy and certainly won't be linear. Please see our Economic and Investment Outlook which comes later for our specific thoughts on the recovery and other matters.

Meanwhile, a few brief points about the Year and the Fourth Quarter in the equity markets that may have gotten lost in the plethora of media coverage. 2008 was the worst year for US equities since 1937, but Foreign markets were worse, with Emerging markets the worst of all. The decline in US and world stock markets accelerated badly in the Fourth Quarter after the failure of Lehman Brothers, as credit markets utterly froze and the economy seemingly fell off a cliff everywhere. All economic sectors and virtually all stocks were down for the Year and the Fourth Quarter, but with traditionally defensive sectors and Value stocks holding up best in all size categories. Perhaps surprisingly for a fierce Bear market, Smaller Cap stocks taken altogether (as represented by the Russell 2000) outperformed Large Cap stocks for the full year. This was because they outperformed meaningfully in the Second and Third Quarters, even though they plummeted more in the Fourth Quarter rout.

Smaller and Mid size Growth stocks such as those Kalmar invests in, on the other hand, trailed other US stocks for the Year and for the Fourth Quarter, as corporate earnings prospects withered along with the economy. Amongst Smaller stocks, be they Growth or Value, those with less exposure to the economic cycle, the lowest expected future growth, the strongest balance sheets, and lowest beta held up best. Generally speaking, companies with higher quality return on equity
(ROE), higher market caps, and higher stock prices also did better. Still, genuine Growth managers like Kalmar were handicapped by several of these performance influences, most prominently the lowest expected growth, low ROE and other low quality factors, plus funding uncertainty in some cases since high growth financing needs can exceed cash generation in the short term. In addition, Growth managers like Kalmar often had greater exposure to Energy sector stocks, which were particularly weak as oil nosedived.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



On the surface it might appear as if a dismal year for Smaller stock investors ended on a high note in December when a sharp Bear market rally ignited from an extreme oversold condition, on optimism about political leadership change and President Obama's aggressive fiscal stimulus plans. However, this was a typical spasmodic relief rally where investors suddenly "bought risk" and the big short term performance drivers came from the weakest stocks heretofore and early cycle, often sketchier companies -- led by ones with the lowest ROE's, no earnings, the smallest market caps, and the lowest stock prices. Value stocks bounced the most in December and had by then led for six months straight. After performing ahead of the Russell Growth benchmark for the first two months of the Fourth Quarter and for the full year up until December, in just a few weeks the Kalmar "Growth-with-Value" Small Cap Fund's relative performance fell behind this reflex move as we gave up some 4% to the benchmark. Experience suggests, though, that these low quality rallies are typically not sustained. And indeed, in recent January market weakness Kalmar's performance reasserted itself very positively as we protected assets better.

2008 in the overall was a tumultuous and difficult year which few investors can pride themselves on regardless of what asset class they specialize in. The Kalmar Fund slightly underperformed its Russell 2000 Growth benchmark, though the potential for greater damage was substantial. In a truly awful period the best one can say is that in a peer group relative sense among growth managers and other growth funds we didn't do badly since we protected assets better for the year. The good news is that the equity outlook for later in 2009 appears materially better and that, unlike many managers forced to cut resources and people, the Kalmar organization is stable, strong and adding to ours. Best example: We will be adding to the talent on our investment team so as to be able to take best advantage of the generational investment opportunities we see in the next few years.

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS (%)                                                                                           SINCE
AS OF DECEMBER 31, 2008                     4TH QUARTER       1-YEAR   3-YEAR   5-YEAR  7-YEAR   10-YEAR  INCEPTION
----------------------------------------------------------------------------------------------------------------------
Kalmar "Growth-with-Value"
Small Cap Fund                                (27.83)         (40.33)  (10.63)  (3.25)   0.22      2.22      4.54
----------------------------------------------------------------------------------------------------------------------
Russell  2000 Growth(R) Index                 (27.45)         (38.54)   (9.32)  (2.35)  (1.19)    (0.76)     1.37
----------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Index                         (26.12)         (33.79)   (8.29)  (0.93)   1.60      3.02      4.52
----------------------------------------------------------------------------------------------------------------------
Lipper Small Cap Growth
Fund Index                                    (26.59)         (42.62)  (11.36)  (4.06)  (2.27)     0.92      2.85
----------------------------------------------------------------------------------------------------------------------

NOTE: RETURNS SHOWN LONGER THAN 1-YEAR ARE ANNUALIZED. THE FUND'S INCEPTION DATE IS 4/11/97. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUES WILL FLUCTUATE, AND UPON REDEMPTION SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CONTACT THE INVESTMENT ADVISER AT 800-463-6670 TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END. THE FUND'S ANNUAL GROSS OPERATING EXPENSE, AS STATED IN THE CURRENT PROSPECTUS, IS 1.34%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THAT PRINTED IN THE PROSPECTUS. THE FUND IMPOSES A 2.0% REDEMPTION FEE ON SHARES REDEEMED WITHIN 90 DAYS OF PURCHASE. SMALL COMPANY STOCKS ARE GENERALLY RISKIER THAN LARGE COMPANY STOCKS DUE TO GREATER VOLATILITY AND LESS LIQUIDITY.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



PERFORMANCE ATTRIBUTION. (PLEASE RECALL THAT KALMAR DOES NOT INVEST TOP-DOWN SECTORALLY.)

Having mentioned that all sectors in the stock market and virtually all stocks declined seriously for the year, a few brief points about Kalmar's positioning are worth making. The Consumer Staples sector in the market held up best for understandable reasons as the economy declined. Despite typically only having very small portfolio exposure to this area because of its low growth, Kalmar's research had identified two companies where moderate revenue growth was complemented by internal profitability improvement leading to rapid earnings growth. These were the only two Consumer Staples names we owned, but as it turned out both companies were acquired away from the Fund at meaningful stock price premiums. This had the effect of making Consumer Staples the best performing sector for the Fund in 2008 as well as in the market.

At the other end of the performance spectrum, our Energy holdings were the Fund's biggest detracting sector for 2008. This followed several years to notable contribution by our Energy stocks and, in general terms, can be accounted for by the collapse in oil prices from the peak of $147 per barrel in mid-year to the $40-range by year's end. More specifically though, the Fund's Energy holdings are preponderantly rapid reserve growth Exploration & Production "resource plays", with large yet-to-be-developed reserve potential as their investment attraction. Therefore, their stocks were more pressured by the on-going meltdown in commodity prices than was the case with larger, more mature Energy companies, which benefit from established production profiles. In addition, in today's fearful credit crisis atmosphere, investors worried about less mature resource plays given their delayed cash flows and, hence, greater need to finance. Neverminding these "maturity" influences, we are enthusiastic about our Energy investment positioning at this point in the commodity cycle and because of our companies' strongly growing reserves, which we believe to be valued at give-away levels in a longer term context.

Moving on to comments about recent performance. We've already discussed the general influences that handicapped the Fund in December's low quality Bear market rally. Examining the full Fourth Quarter, the other influences were quite mixed as might be expected when our quarterly performance fell just slightly below the benchmark. Though our holdings themselves temporarily underperformed the index in aggregate, our sector weights had a positive impact. Our specific holdings in the Consumer Discretionary sector contributed the most while our overweight there, which is much smaller than in the past, was also a help. Our holdings in Autos & Transportation also contributed. Keeping our focus during the extreme market volatility, we also managed our cash position well. While faithful to our fully invested mandate, we held more cash than usual (i.e., still only a little) early in the quarter when the market was in freefall, and then reduced this cash balance beginning in mid-November when valuations were even more compelling. Our holdings in the Health Care, Energy, Materials & Processing, and Financial Services sectors, in that order, were the largest relative detractors. Our small overweight in Energy hurt modestly as did our normal absence of Utilities in the portfolio, which did well for the Quarter in the indexes. As you will remember, we normally don't own Utilities because of their slow growth character.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



RECENT PORTFOLIO ACTIVITY.

Given the very sharp downside volatility, our new holdings portfolio activity was reduced during the fourth quarter. We sold ten stocks outright during the quarter and added to a considerable number of existing holdings in mid-November at what we believed to be exceptionally depressed valuations. Examples of recent new securities purchased include:

        --   Service Corporation International(1) (SCI) Market Cap $2.2 billion:
             Owns and operates funeral homes and cemeteries, which business it is consolidating; a prodigiously cash flow positive beneficiary of the baby boom shadow.

        -- Ulta Salon, Cosmetics & Fragrance, Inc(2) (ULTA) Market Cap $520 million: The largest beauty retailer providing one-stop everyday-low-price shopping for prestige, mass market and salon products in the United States; gaining market share versus all other channels particularly in today's weakening consumer economy.

ECONOMIC AND MARKET OUTLOOK.

   [ ] We believe Armageddon has been averted in the financial system, though there may be additional crises.

   [ ] Emergency response measures are proving messy but should eventually pull the bacon out of the fire; definitely no instant fix but a slow defrost of the credit freeze appears in progress; every stop is being pulled out -- monetary, fiscal, experimental!

   [ ]  The   world  is   experiencing   massively   deflationary   events   and
        extraordinary fiscal stimulus will be needed -- and provided -- but won't be enough to stop recession in its tracks.

   [ ] A silver lining is that short term funding markets and related credit spreads, plus mortgage rates, have eased substantially in recent weeks -- which is an essential precondition to recovery.

   [ ] Deflation risk is today's and tomorrow's pressing theme; preliminary to worry now about inflationary after-effects; velocity of money is slowing.

   [ ]  Necessary   and   inevitable   deleveraging   will   continue   both  at
        institutional and consumer levels; standards of living will be lower for an extended period.

   [ ] The real economy -- which is accelerating sharply downward -- will get worse before it gets better, but negative change in rate of change should moderate in early '09.

   [ ] A deepening world recession with a prolonged sub-par recovery appears inevitable; 2009 will be tough economically -- but that doesn't mean stock markets won't improve -- they will recover before the economy.


--------------------------------------------
(1) Service Corporation International (0.95% of the Fund's net assets)
(2) Ulta Salon, Cosmetics & Fragrance, Inc (0.25% of the Fund's net assets)

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



   [ ] As we enter 2009, stocks appear priced for deep Recession, but credit markets for a Depression.

   [ ] Corporate earnings prospects are still "officially" overestimated -- and very hard to judge accurately -- but panic stock price declines appear to have substantially discounted the worst of the actual downside earnings risk already.

   [ ] Having melted down, energy pricing may bottom first; most other commodities should take longer.

   [ ] Investor logic hasn't been able to grapple adequately with the scope and duration of the problems, yet equity markets seem to be groping at a painful drawn-out bottom; a "V" bottom for either economy or market is extremely unlikely.

   [ ] The private sector is entering a new period of thrift and frugality, combined with vastly more government intervention and possible over-regulation; baby boomers are decidedly shifting to saving, which won't reverse any time soon.

   [ ] President Obama's giant stimulus plans will take precedence over populist/socialist policies, which may come later. His cabinet and advisors are reassuring on surface reputation, though none have magic wands.

   [ ] Investors are placing lots of hope on multiplying interest rate cuts, government rescue packages, and aggressive fiscal stimulus both here and abroad to produce second half '09 recovery.

   [ ] To our mind, though, worldwide hangover effects from unprecedented wealth and confidence destruction (the real estate bust, financial crisis, and equity and commodity crack-ups) argue for delay in meaningful recovery until farther into 2010; hence, believe ultimate market bottom still further ahead in time, though the market should be rising as we leave 2009.

OVERARCHING CONCLUSIONS: The post World War II debt "supercycle" has clearly self-destructed; this will lead to lower world growth consequences for some years. Nevertheless, from deep-recession depressed stock price levels, equity returns in the next decade -- we predict -- will be handsome and far better than high grade bonds. Classic investment styles will be well rewarded and asset allocations will shift back away from gamier alternative strategies. Unrestrained capitalism is past its high water mark; but after a material slowdown, Brazil, Russia, India and China should again experience higher relative growth. America will recover respect in the World, which is important since geopolitical risk is rising.

KALMAR INVESTMENT STRATEGY: WE WILL STICK TO OUR GUNS! THUS WE WILL STRIVE TO:

   [ ] Invest against a range of the more probable economic scenarios -- certainly taking the downside into consideration as the odds of a deep, prolonged recession are high.

   [ ] Follow our creative research to own well-financed, higher-quality companies that should deliver strong RELATIVE growth at least in the challenging environment ahead and that have inefficient valuations that should rise.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



   [ ] Own such good rapid growth companies long enough to benefit from their competitive advantages, their increasing enterprise value, and their revaluation upwards as they gain market share versus weaker competitors.

   [ ] Focus on specific company investment opportunities and avoid specific investment risk, while minimizing distraction from high volatility and negative short run psychology.

   [ ] Seek "All Weather" returns that produce more when the market is fruitful as well as protect better when the market is rocky -- which is to say, to continue to build the wealth of our clients.

   [ ] Benefit from the confidence of experience to know we are building future wealth, and thus to stick to our proven strategy and to hone our research, despite high market volatility and Big Picture uncertainty.

ORGANIZATIONAL DEVELOPMENTS.

Today's investment environment clearly requires a proven long term investment perspective. Shareholders should be comforted that Kalmar offers them the best, deepest, most experienced research and investment team in the firm's 27 year history and an unwavering commitment to their success and prosperity.

Furthermore, while our present research capacity is ample, we expect to increase our 9-person investment team by perhaps a couple of experienced analysts over the course of the next year. Despite the market induced decline in assets under management, unlike a great many firms in our industry, Kalmar does not intend to cut resources or people. Rather the opposite, so we seek to take best advantage of the generational investment opportunities becoming available. This will make our already strong firm that much stronger.

This brings our best wishes for a healthy and prosperous New Year.

Yours faithfully,

/s/ Ford B. Draper

Ford B. Draper, Jr., President
KALMAR INVESTMENT ADVISERS

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONTINUED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



IMPORTANT DISCLOSURES

Kalmar's comments reflect the investment adviser's general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this report, and are subject to change at any time. The information provided in this report is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

A preponderant portion of the investments in the Kalmar Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks.

There is no guarantee that the Kalmar Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Fund itself.

The Kalmar "Growth-with-Value" Small Cap Fund held the position weights referenced as of 12/31/2008.

The Russell 2000 Growth(R) Index and the Russell 2000(R) Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments. The Lipper Small Cap Growth Fund Index measures the performance of the 30 largest small capitalization growth equity funds tracked by Lipper, Inc.

THE INDICES MENTIONED HERE-IN ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF THESE INDICES ASSUMES NO TAXES, TRANSACTION COSTS, MANAGEMENT FEES OR OTHER EXPENSES.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. CONTACT 800-282-2319 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

Distributed by PFPC Distributors, 760 Moore Road, King of Prussia, PA 19406

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          REPORT FROM MANAGEMENT -- CONCLUDED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



      Kalmar Pooled Investment Trust -- "Growth-with-Value" Small Cap Fund Growth of $10,000 vs. The Russell 2000 Growth(R) Index, The Russell 2000(R)
                Index and The Lipper Small Cap Growth Fund Index

--------------------------------------------------------------------------------
                        TOTAL RETURNS (%) AS OF 12/31/08

                               1 YEAR          5 YEAR*         10 YEAR*
                               ------          -------         --------
 Kalmar Small Cap Fund        (40.33)%          (3.25)%          2.22%
 Russell 2000 Growth(R)       (38.54)%          (2.35)%         (0.76)%
 Russell 2000(R)              (33.79)%          (0.93)%          3.02%
 Lipper Small Cap Growth      (42.62)%          (4.06)%          0.92%
*Annualized
--------------------------------------------------------------------------------



[GRAPHIC OMITTED
PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

               Kalmar Small                       Lipper Small    Russell 2000
                 Cap Fund      Russell 2000(R)     Cap Growth      Growth(R)
04/11/97         $10,000           $10,000           $10,000         $10,000
06/30/97          12,040            11,530            11,756          11,655
09/30/97          14,880            13,246            13,728          13,627
12/01/97          14,635            12,802            12,562          12,511
03/01/98          15,746            14,090            13,981          13,997
06/01/98          14,891            13,433            13,470          13,193
09/01/98          11,825            10,727            10,256          10,243
12/01/98          13,513            12,476            12,683          12,664
03/01/99          11,750            11,799            12,270          12,452
06/01/99          13,513            13,634            14,019          14,288
09/01/99          12,787            12,772            14,273          13,585
12/01/99          14,324            15,128            20,440          18,122
03/01/00          16,247            16,200            24,100          19,804
06/01/00          17,176            15,587            22,810          18,344
09/01/00          17,689            15,760            22,450          17,615
12/01/00          16,573            14,671            18,754          14,057
03/01/09          14,500            13,717            15,215          11,920
06/01/09          16,701            15,677            17,751          14,062
09/01/09          13,451            12,417            13,308          10,114
12/01/09          16,573            15,036            16,322          12,760
03/02/09          16,766            15,635            15,034          12,510
06/02/09          15,883            14,329            13,917          10,546
09/02/09          12,993            11,262            11,202           8,277
12/02/09          13,835            11,956            11,813           8,898
03/03/09          13,387            11,419            11,372           8,553
06/03/09          15,883            14,094            14,028          10,619
09/03/09          17,483            15,373            15,251          11,730
12/03/09          19,859            17,606            17,102          13,218
03/04/09          20,732            18,708            17,712          13,956
06/04/09          21,081            18,796            17,688          13,969
09/04/09          19,672            18,259            16,496          13,129
12/04/09          22,403            20,833            18,948          15,109
03/05/09          21,544            19,720            17,966          14,078
06/05/09          22,126            20,572            18,718          14,568
09/05/09          23,304            21,537            19,624          15,488
12/05/09          23,580            21,781            19,959          15,737
03/06/09          26,134            24,817            22,397          17,297
06/06/09          24,051            23,570            20,899          16,692
09/06/09          24,108            23,674            20,420          16,399
12/06/09          25,035            25,782            22,085          17,837
03/07/09          25,898            26,284            22,836          18,278
06/07/09          28,087            27,444            24,509          19,501
09/07/09          28,534            26,595            24,861          19,504
12/07/09          28,209            25,378            24,222          19,094
03/08/09          25,186            22,866            20,660          16,644
06/08/09          25,960            22,999            21,175          17,389
09/08/09          23,323            22,744            18,933          16,174
12/08/09          16,833            16,804            13,899          11,735




* The Fund commenced operations on April 11, 1997.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 800-463-6670. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ANNUAL GROSS OPERATING EXPENSE, AS STATED IN THE CURRENT PROSPECTUS, IS 1.34%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED FOR THE PERIOD COVERED BY THIS REPORT. THE FUND IMPOSES A 2% REDEMPTION FEE CALCULATED AS A PERCENTAGE OF THE AMOUNT REDEEMED AND IS CHARGED ONLY IF SHARES ARE REDEEMED WITHIN 90 DAYS OF PURCHASE.

The Russell 2000 Growth(R) and the Russell 2000(R) indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses.

The Lipper Small Cap Growth Fund Index is calculated using a weighted aggregate composite index formula which is rebased annually. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                         FUND EXPENSE EXAMPLE
===================                                                  (UNAUDITED)
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ended December 31, 2008" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                         KALMAR "GROWTH-WITH-VALUE" SMALL-CAP FUND
                                           -------------------------------------------------------------------------
                                                                                                EXPENSES PAID DURING
                                           BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE      SIX MONTHS ENDING
                                                JULY 1, 2008             DECEMBER 31, 2008       DECEMBER 31, 2008*
                                           -----------------------      --------------------    --------------------
Actual                                            $1,000.00                  $  648.40                  $5.84
Hypothetical (5% return before expenses)          $1,000.00                  $1,017.96                  $7.18

* Expenses are equal to the Fund's annualized six month expense ratio of 1.41% multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of (35.16)% for the six-month period of July 1, 2008 to December 31, 2008.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                             PORTFOLIO HOLDINGS SUMMARY TABLE
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"                                                  (UNAUDITED)
    SMALL CAP FUND



                                           % OF
                                           NET
                                          ASSETS         FAIR VALUE
                                         --------       ------------

Common Stock:
  Healthcare .........................     22.5%        $ 48,038,696
  Commercial Services ................     17.4           37,335,263
  Technology Services ................     11.6           24,791,204
  Electronic Technology ..............      7.2           15,458,238
  Energy .............................      7.2           15,408,231
  Consumer Services ..................      6.7           14,327,676
  Retail Trade .......................      5.5           11,756,801
  Materials & Processing .............      4.4            9,476,944
  Transportation .....................      3.1            6,550,521
  Producer Manufacturing .............      3.0            6,380,403
  Consumer Durables ..................      2.0            4,330,429
  Consumer Non-Durables ..............      1.9            4,058,429
  Communications .....................      1.7            3,598,536
  Finance ............................      1.3            2,753,355
  Utilities ..........................      0.3              720,451
Money Market Securities ..............      3.5            7,389,310
                                          ------        ------------
Total Investments ....................     99.3          212,374,487
Other Assets In Excess of Liabilities       0.7            1,586,942
                                          ------        ------------
NET ASSETS -- 100.0% .................    100.0%        $213,961,429
                                          ======        ============




                 See Accompanying Notes to Financial Statements
                                       10

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                      SCHEDULE OF INVESTMENTS
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


                                                                                                     FAIR VALUE
                                                                                       SHARES         (NOTE 2)
                                                                                      ---------     ------------

COMMON STOCK -- 95.8%
COMMERCIAL SERVICES -- 17.4%
         ADVERTISING/MARKETING SERVICES -- 0.7%
         ValueClick, Inc.* ......................................................       203,570     $  1,392,419
                                                                                                    ------------

         COMMERCIAL PRINTING/FORMS -- 0.6%
         InnerWorkings, Inc.* ...................................................       185,000        1,211,750
                                                                                                    ------------

         ENGINEERING/CONSTRUCTION -- 1.2%
         Chicago Bridge & Iron Co. N.V. .........................................       253,650        2,549,183
                                                                                                    ------------

         ENVIRONMENTAL SERVICES -- 2.9%
         Clean Harbors, Inc.* ...................................................        35,680        2,263,539
         Tetra Tech, Inc.* ......................................................       167,060        4,034,499
                                                                                                    ------------
                                                                                                       6,298,038
                                                                                                    ------------

         FOOD DISTRIBUTORS -- 1.1%
         United Natural Foods, Inc.* ............................................       137,100        2,443,122
                                                                                                    ------------

         MEDICAL DISTRIBUTORS -- 2.7%
         PSS World Medical, Inc.* ...............................................       304,240        5,725,797
                                                                                                    ------------

         MISCELLANEOUS COMMERCIAL SERVICES -- 5.2%
         Concur Technologies, Inc.* .............................................        42,660        1,400,101
         Constant Contact, Inc.* ................................................       133,090        1,763,442
         Corrections Corporation of America* ....................................       229,614        3,756,485
         Global Traffic Network, Inc.* ..........................................        75,090          438,526
         SkillSoft PLC ADR* .....................................................       371,920        2,655,509
         Ultimate Software Group, Inc.* .........................................        77,010        1,124,346
                                                                                                    ------------
                                                                                                      11,138,409
                                                                                                    ------------

         PERSONNEL SERVICES -- 0.9%
         MPS Group, Inc.* .......................................................       266,320        2,005,390
                                                                                                    ------------



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       11

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


                                                                                                     FAIR VALUE
                                                                                       SHARES         (NOTE 2)
                                                                                      ---------     ------------

COMMERCIAL SERVICES -- (CONTINUED)
         WHOLESALE DISTRIBUTOR -- 2.1%
         MSC Industrial Direct Co., Inc. (A Shares) .............................       124,115     $  4,571,155
                                                                                                    ------------
         TOTAL COMMERCIAL SERVICES ..............................................                     37,335,263
                                                                                                    ------------

COMMUNICATIONS -- 1.7%
         SPECIALTY COMMUNICATIONS -- 1.7%
         Cbeyond Communications, Inc.* ..........................................       225,190        3,598,536
                                                                                                    ------------
         TOTAL COMMUNICATIONS ...................................................                      3,598,536
                                                                                                    ------------

CONSUMER DURABLES -- 2.0%
         AUTOMOTIVE AFTERMARKET -- 2.0%
         Barnes Group, Inc. .....................................................        84,830        1,230,035
         LKQ Corp.* .............................................................       265,900        3,100,394
                                                                                                    ------------
         TOTAL CONSUMER DURABLES ................................................                      4,330,429
                                                                                                    ------------

CONSUMER NON-DURABLES -- 1.9%
         BEVERAGES -- 1.0%
         Central European Distribution Corp.* ...................................       111,355        2,193,694
                                                                                                    ------------

         FOOD: SPECIALTY/CANDY -- 0.1%
         SunOpta, Inc.* .........................................................        77,190          121,188
                                                                                                    ------------

         HOUSEHOLD/PERSONAL CARE -- 0.8%
         Elizabeth Arden, Inc.* .................................................       138,267        1,743,547
                                                                                                    ------------

         TOTAL CONSUMER NON-DURABLES ............................................                      4,058,429
                                                                                                    ------------

CONSUMER SERVICES -- 6.7%
         OTHER CONSUMER SERVICES -- 5.9%
         Catalyst Health Solutions, Inc.* .......................................        68,270        1,662,374
         DeVry, Inc. ............................................................       129,885        7,456,698
         Life Time Fitness, Inc.* ...............................................       107,890        1,397,176
         Service Corp International U.S. ........................................       403,860        2,007,184
                                                                                                    ------------
                                                                                                      12,523,432
                                                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       12

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


                                                                                                     FAIR VALUE
                                                                                       SHARES         (NOTE 2)
                                                                                      ---------     ------------

CONSUMER SERVICES -- (CONTINUED)
         RESTAURANTS -- 0.8%
         BJ's Restaurants, Inc.* ................................................       167,525     $  1,804,244
                                                                                                    ------------
         TOTAL CONSUMER SERVICES ................................................                     14,327,676
                                                                                                    ------------

ELECTRONIC TECHNOLOGY -- 7.2%
         COMPUTER COMMUNICATIONS -- 0.5%
         Ixia* ..................................................................       182,600        1,055,428
                                                                                                    ------------

         ELECTRONIC PRODUCTION EQUIPMENT -- 2.6%
         ATMI, Inc.* ............................................................       190,700        2,942,501
         FEI Co.* ...............................................................       137,850        2,599,851
                                                                                                    ------------
                                                                                                       5,542,352
                                                                                                    ------------

         SEMICONDUCTORS -- 2.2%
         Atmel Corp.* ...........................................................       648,660        2,030,306
         Diodes, Inc.* ..........................................................        77,865          471,862
         Microsemi Corp.* .......................................................       179,250        2,265,720
                                                                                                    ------------
                                                                                                       4,767,888
                                                                                                    ------------

         TELECOMMUNICATIONS EQUIPMENT -- 1.9%
         NICE Systems Ltd. ADR* .................................................       116,470        2,617,081
         Polycom, Inc.* .........................................................        86,535        1,169,088
         Symmetricom, Inc.* .....................................................        77,570          306,401
                                                                                                    ------------
                                                                                                       4,092,570
                                                                                                    ------------
         TOTAL ELECTRONIC TECHNOLOGY ............................................                     15,458,238
                                                                                                    ------------

ENERGY -- 7.2%
         CONTRACT DRILLING -- 1.1%
         Atwood Oceanics, Inc.* .................................................       150,430        2,298,571
                                                                                                    ------------



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       13

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


                                                                                                     FAIR VALUE
                                                                                       SHARES         (NOTE 2)
                                                                                      ---------     ------------

ENERGY -- (CONTINUED)
         OIL & GAS PRODUCTION -- 5.0%
         GMX Resources, Inc.* ...................................................       113,360     $  2,870,275
         Niko Resources, Ltd. (Canadian) ........................................        78,345        2,696,540
         Parallel Petroleum Corp.* ..............................................       215,250          432,653
         Ultra Petroleum Corp.* .................................................       137,075        4,730,458
                                                                                                    ------------
                                                                                                      10,729,926
                                                                                                    ------------

         OILFIELD SERVICES/EQUIPMENT -- 1.1%
         Core Laboratories N.V.* ................................................        39,755        2,379,734
                                                                                                    ------------
         TOTAL ENERGY ...........................................................                     15,408,231
                                                                                                    ------------

FINANCE -- 1.3%
         FINANCE/RENTAL/LEASING -- 1.3%
         Mobile Mini, Inc.* .....................................................       190,940        2,753,355
                                                                                                    ------------
         TOTAL FINANCE ..........................................................                      2,753,355
                                                                                                    ------------

HEALTHCARE -- 22.5%
         BIOTECHNOLOGY -- 4.4%
         Luminex Corp.* .........................................................       230,710        4,927,966
         Martek Biosciences Corp.* ..............................................       148,330        4,495,882
                                                                                                    ------------
                                                                                                       9,423,848
                                                                                                    ------------

         HOSPITAL/NURSING MANAGEMENT -- 2.2%
         Psychiatric Solutions, Inc.* ...........................................       165,610        4,612,239
                                                                                                    ------------

         MEDICAL SPECIALTIES -- 9.8%
         Analogic Corp. .........................................................       103,430        2,821,570
         Cooper Companies, Inc. (The) ...........................................       268,650        4,405,860
         Immucor, Inc.* .........................................................       156,420        4,157,644
         Meridian Bioscience, Inc. ..............................................       120,180        3,060,985
         ResMed, Inc.* ..........................................................       147,080        5,512,558
         SonoSite, Inc.* ........................................................        57,630        1,099,580
                                                                                                    ------------
                                                                                                      21,058,197
                                                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       14

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


                                                                                                     FAIR VALUE
                                                                                       SHARES         (NOTE 2)
                                                                                      ---------     ------------

HEALTHCARE -- (CONTINUED)
         SERVICES TO THE HEALTH INDUSTRY -- 6.1%
         Covance, Inc.* .........................................................        45,175     $  2,079,405
         Eclipsys Corp.* ........................................................       153,660        2,180,435
         eResearch Technology, Inc.* ............................................       285,830        1,895,053
         Healthcare Services Group, Inc. ........................................       168,360        2,681,975
         MedAssets, Inc.* .......................................................       105,930        1,546,578
         Phase Forward, Inc.* ...................................................       204,550        2,560,966
                                                                                                    ------------
                                                                                                      12,944,412
                                                                                                    ------------
         TOTAL HEALTHCARE .......................................................                     48,038,696
                                                                                                    ------------

MATERIALS & PROCESSING -- 4.4%
         CHEMICALS: SPECIALTY -- 3.5%
         Albemarle Corp. ........................................................       212,560        4,740,088
         Rogers Corp.* ..........................................................        97,000        2,693,690
                                                                                                    ------------
                                                                                                       7,433,778
                                                                                                    ------------

         INDUSTRIAL SPECIALTIES -- 0.9%
         Polypore International, Inc.* ..........................................       270,260        2,043,166
                                                                                                    ------------
         TOTAL MATERIALS & PROCESSING ...........................................                      9,476,944
                                                                                                    ------------

PRODUCER MANUFACTURING -- 3.0%
         ELECTRICAL PRODUCTS -- 1.1%
         EnerSys, Inc.* .........................................................       209,040        2,299,440
                                                                                                    ------------

         INDUSTRIAL MACHINERY -- 1.9%
         Actuant Corp. (A Shares) ...............................................        53,130        1,010,533
         Kennametal, Inc. .......................................................       138,370        3,070,430
                                                                                                    ------------
                                                                                                       4,080,963
                                                                                                    ------------
         TOTAL PRODUCER MANUFACTURING ...........................................                      6,380,403
                                                                                                    ------------



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       15

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


                                                                                                     FAIR VALUE
                                                                                       SHARES         (NOTE 2)
                                                                                      ---------     ------------

RETAIL TRADE -- 5.5%
         DISCOUNT STORES -- 0.7%
         Fred's, Inc. ...........................................................       133,276     $  1,434,050
                                                                                                    ------------

         FOOD-RETAIL -- 0.4%
         Susser Holdings Corp.* .................................................        64,590          858,401
                                                                                                    ------------

         INTERNET RETAIL -- 1.2%
         1-800-FLOWERS.COM, Inc. (A Shares)* ....................................       230,920          882,114
         GameStop Corp. (A Shares)* .............................................        82,460        1,786,084
                                                                                                    ------------
                                                                                                       2,668,198
                                                                                                    ------------

         SPECIALTY STORES -- 3.2%
         O'Reilly Automotive, Inc.* .............................................       100,690        3,095,211
         Tractor Supply Co.* ....................................................        87,745        3,171,104
         Ulta Salon Cosmetics & Fragrance, Inc.* ................................        63,990          529,837
                                                                                                    ------------
                                                                                                       6,796,152
                                                                                                    ------------
         TOTAL RETAIL TRADE .....................................................                     11,756,801
                                                                                                    ------------

TECHNOLOGY SERVICES -- 11.6%
         DATA PROCESSING SERVICES -- 4.2%
         CyberSource Corp.* .....................................................       444,740        5,332,432
         Heartland Payment Systems, Inc. ........................................        69,930        1,223,775
         NeuStar, Inc.* .........................................................       129,560        2,478,483
                                                                                                    ------------
                                                                                                       9,034,690
                                                                                                    ------------

         INFORMATION TECHNOLOGY SERVICES -- 0.6%
         Syntel, Inc. ...........................................................        55,530        1,283,854
                                                                                                    ------------




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       16

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONTINUED
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


                                                                                                     FAIR VALUE
                                                                                       SHARES         (NOTE 2)
                                                                                      ---------     ------------

TECHNOLOGY SERVICES -- (CONTINUED)
         INTERNET SOFTWARE/SERVICES -- 4.3%
         Ariba, Inc.* ...........................................................       264,910     $  1,910,001
         Digital River, Inc.* ...................................................        68,800        1,706,240
         NIC, Inc. ..............................................................       244,207        1,123,352
         Progress Software Corp.* ...............................................       142,200        2,738,772
         RightNow Technologies, Inc.* ...........................................       212,705        1,644,210
                                                                                                    ------------
                                                                                                       9,122,575
                                                                                                    ------------

         PACKAGED SOFTWARE -- 2.5%
         ANSYS, Inc.* ...........................................................        58,530        1,632,401
         Macrovision Solutions Corp.* ...........................................       206,477        2,611,934
         OPNET Technologies, Inc.* ..............................................       112,145        1,105,750
                                                                                                    ------------
                                                                                                       5,350,085
                                                                                                    ------------
         TOTAL TECHNOLOGY SERVICES ..............................................                     24,791,204
                                                                                                    ------------

TRANSPORTATION -- 3.1%
         AIR FREIGHT/COURIERS -- 1.6%
         UTi Worldwide, Inc. ....................................................       240,890        3,454,362
                                                                                                    ------------

         MARINE SHIPPING -- 1.5%
         Tidewater, Inc. ........................................................        76,885        3,096,159
                                                                                                    ------------
         TOTAL TRANSPORTATION ...................................................                      6,550,521
                                                                                                    ------------

UTILITIES -- 0.3%
         GAS DISTRIBUTORS -- 0.3%
         Clean Energy Fuels Corp.* ..............................................       119,280          720,451
                                                                                                    ------------
         TOTAL UTILITIES ........................................................                        720,451
                                                                                                    ------------
         TOTAL COMMON STOCK (COST $238,756,253) .................................                    204,985,177
                                                                                                    ------------



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       17

             KALMAR
             POOLED
         INVESTMENT
              TRUST                         SCHEDULE OF INVESTMENTS -- CONCLUDED
===================                                            DECEMBER 31, 2008
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


                                                                                                     FAIR VALUE
                                                                                       SHARES         (NOTE 2)
                                                                                      ---------     ------------

MONEY MARKET SECURITIES -- 3.5%
MONEY MARKET FUNDS -- 3.5%
         BlackRock Liquidity Funds TempCash Portfolio ...........................     3,694,655     $  3,694,655
         BlackRock Liquidity Funds TempFund Portfolio ...........................     3,694,655        3,694,655
                                                                                                    ------------
         TOTAL MONEY MARKET SECURITIES (COST $7,389,310) ........................                      7,389,310
                                                                                                    ------------
         TOTAL INVESTMENTS (Cost $246,145,563) -- 99.3% .........................                    212,374,487

         OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7% ..........................                      1,586,942
                                                                                                    ------------
         NET ASSETS -- 100.0% ...................................................                   $213,961,429
                                                                                                    ============


* Non-income producing security
  ADR -- American Depositary Receipt






                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       18

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          STATEMENT OF ASSETS AND LIABILITIES
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



                                                                                                       AS OF
                                                                                                 DECEMBER 31, 2008
                                                                                                 -----------------
ASSETS:
Investment in securities, at fair value
   (Cost $246,145,563) ......................................................................       $212,374,487
Receivables for:
   Capital shares subscribed ................................................................          5,477,461
   Investment securities sold ...............................................................            187,299
   Dividends ................................................................................             58,055
Other assets ................................................................................             72,493
                                                                                                    ------------
   Total Assets .............................................................................        218,169,795
                                                                                                    ------------
LIABILITIES:
Payables for:
   Capital shares redeemed ..................................................................          3,396,722
   Investment securities purchased ..........................................................            483,208
   Advisory fee .............................................................................            175,636
   Trustees fees ............................................................................             11,274
   Accrued expenses and other liabilities ...................................................            141,526
                                                                                                    ------------
   Total Liabilities ........................................................................          4,208,366
                                                                                                    ------------
NET ASSETS ..................................................................................       $213,961,429
                                                                                                    ============

NET ASSETS CONSISTED OF:
Shares of beneficial interest ...............................................................       $    234,396
Additional paid-in capital ..................................................................        250,367,741
Accumulated net realized loss on investments and foreign currency
   related transactions .....................................................................         (2,869,612)
Net unrealized depreciation on investments and foreign currency
   related transactions .....................................................................        (33,771,096)
                                                                                                    ------------
NET ASSETS FOR 23,439,650 SHARES OUTSTANDING ................................................       $213,961,429
                                                                                                    ------------
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE
($213,961,429 / 23,439,650 outstanding shares of beneficial interest,
   $0.01 par value, unlimited authorized shares) ............................................       $       9.13
                                                                                                    ============



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       19

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                      STATEMENT OF OPERATIONS
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



                                                                                                      FOR THE
                                                                                                    YEAR ENDED
                                                                                                 DECEMBER 31, 2008
                                                                                                 -----------------
INVESTMENT INCOME:
   Dividends (net of $12,532 foreign taxes withheld) ........................................      $   1,443,603
                                                                                                   -------------
      Total income ..........................................................................          1,443,603
                                                                                                   -------------

EXPENSES:
   Advisory fees (Note 4) ...................................................................          3,146,551
   Transfer agent fees (Note 4) .............................................................            500,484
   Accounting and administration fees (Note 4) ..............................................            354,165
   Legal fees ...............................................................................             86,524
   Trustees' fees ...........................................................................             75,304
   Insurance expense ........................................................................             65,977
   Compliance service fees ..................................................................             49,047
   Audit fees ...............................................................................             39,220
   Custodian fees (Note 4) ..................................................................             28,820
   Printing & shareholder report fees .......................................................             27,482
   Registration fees ........................................................................             26,106
   Miscellaneous ............................................................................              1,000
                                                                                                   -------------
      Total expenses ........................................................................          4,400,680
                                                                                                   -------------
NET INVESTMENT LOSS .........................................................................         (2,957,077)
                                                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS:
   Net realized loss from investments and foreign currency
      related transactions ..................................................................         (2,843,846)
   Net change in unrealized appreciation/(depreciation) on investments
      and foreign currency related transactions .............................................       (148,187,481)
                                                                                                   -------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS .....................................................................       (151,031,327)
                                                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................      $(153,988,404)
                                                                                                   -------------





                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       20

             KALMAR
             POOLED
         INVESTMENT
              TRUST                          STATEMENTS OF CHANGES IN NET ASSETS
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



                                                                                                   FOR THE              FOR THE
                                                                                                  YEAR ENDED           YEAR ENDED
                                                                                              DECEMBER 31, 2008    DECEMBER 31, 2007
                                                                                              -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss .....................................................................    $  (2,957,077)       $  (4,079,513)
   Net realized gain/(loss) from investments and foreign currency
      related transactions .................................................................       (2,843,846)          75,737,350
   Net change in unrealized appreciation/(depreciation) on
      investments and foreign currency related transactions ................................     (148,187,481)         (24,534,717)
                                                                                                -------------        -------------
   Net increase/(decrease) in net assets resulting from operations .........................     (153,988,404)          47,123,120
                                                                                                -------------        -------------
DISTRIBUTION TO SHAREHOLDERS:
   Net realized gains ......................................................................               --          (72,053,774)
                                                                                                -------------        -------------
SHARE TRANSACTIONS (a):
   Proceeds from shares sold ...............................................................      108,116,118           56,964,303
   Proceeds from shares reinvested .........................................................          245,338           59,718,061
   Redemption Fees .........................................................................           11,363                   --
   Cost of shares redeemed .................................................................     (101,147,550)        (166,198,048)
                                                                                                -------------        -------------
      Net increase/(decrease) in net assets from share transactions ........................        7,225,269          (49,515,684)
                                                                                                -------------        -------------
TOTAL DECREASE IN NET ASSETS ...............................................................     (146,763,135)         (74,446,338)
NET ASSETS:
   Beginning of Year .......................................................................      360,724,564          435,170,902
                                                                                                -------------        -------------
   End of Year .............................................................................    $ 213,961,429        $ 360,724,564
                                                                                                =============        =============
(a) TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
   Shares sold .............................................................................        8,565,109            3,194,358
   Shares reinvested .......................................................................           15,952            3,882,839
   Shares redeemed .........................................................................       (8,717,038)          (9,390,349)
                                                                                                -------------        -------------
   Net decrease in shares ..................................................................         (135,977)          (2,313,152)
   Shares outstanding -- Beginning of Year .................................................       23,575,627           25,888,779
                                                                                                -------------        -------------
   Shares outstanding -- End of Year .......................................................       23,439,650           23,575,627
                                                                                                =============        =============



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       21

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                         FINANCIAL HIGHLIGHTS
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD BASED ON AVERAGE SHARES OUTSTANDING:





                                                                     FOR THE YEAR ENDED DECEMBER 31
                                                      ------------------------------------------------------------
                                                        2008         2007         2006         2005         2004
                                                      --------     --------     --------     --------     --------
Net asset value at beginning
   of year .......................................    $  15.30     $  16.81     $  16.53     $  16.17     $  14.80
                                                      --------     --------     --------     --------     --------
INVESTMENT OPERATIONS
Net investment loss ..............................       (0.12)       (0.17)       (0.16)       (0.12)       (0.12)

Net realized and unrealized gain
   (loss) on investments .........................       (6.05)        2.32         1.19         0.97         2.02
                                                      --------     --------     --------     --------     --------
      Total from investment operations ...........       (6.17)        2.15         1.03         0.85         1.90
                                                      --------     --------     --------     --------     --------
DISTRIBUTIONS
From net realized gain on investments ............          --        (3.66)       (0.75)       (0.49)       (0.53)
                                                      --------     --------     --------     --------     --------
Total distributions ..............................          --        (3.66)       (0.75)       (0.49)       (0.53)
                                                      --------     --------     --------     --------     --------
Net asset value at end of year ...................    $   9.13     $  15.30     $  16.81     $  16.53     $  16.17
                                                      --------     --------     --------     --------     --------
Total return .....................................      (40.33)%      12.68%        6.17%        5.26%       12.81%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................        1.40%        1.34%        1.32%        1.29%        1.27%
Net investment loss to average net assets ........       (0.94)%      (1.04)%      (0.90)%      (0.79)%      (0.90)%
Portfolio turnover rate ..........................       33.96%       37.80%       30.81%       29.51%       23.05%
Net assets at end of year
   (000's omitted) ...............................    $213,961     $360,725     $435,171     $423,338     $373,933





                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                       22

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                NOTES TO FINANCIAL STATEMENTS
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



1. ORGANIZATION. The Kalmar "Growth-with-Value" Small Cap Fund (the "Fund") is a series of Kalmar Pooled Investment Trust (the "Trust"), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2.  SIGNIFICANT   ACCOUNTING  POLICIES.  The  following  is  a  summary  of  the significant accounting policies of the Fund.

SECURITY VALUATION. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees.

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 157 ("SFAS 157") as of the beginning of the current fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to make fair value into three broad levels.

o  Level 1 -- quoted prices in active markets for identical securities

o  Level 2 -- prices  determined  using  other  significant   observable  inputs
              (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 --  prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

                                                          INVESTMENTS
                                                               IN
          VALUATION INPUTS                                 SECURITIES
          ----------------                               -------------
      Level 1 -- Quoted Prices                            $212,374,487
      Level 2 -- Other Significant Observable Inputs                --
      Level 3 -- Significant Unobservable Inputs                    --
                                                          ------------
      Total                                               $212,374,487
                                                          ============

For the year ended December 31, 2008, the Fund held no securities which measured their fair value using level 3 inputs.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

FEDERAL INCOME TAXES. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax information has been provided. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

At December 31, 2008, the tax cost and related gross unrealized appreciation and depreciation were as follows:

      Cost of investments for tax purposes ..............  $246,171,666
                                                           ------------
      Gross tax unrealized appreciation .................    28,422,078
      Gross tax unrealized depreciation .................   (62,219,257)
                                                           ------------
      Net tax unrealized depreciation on investments ....  $(33,797,179)
                                                           ============

The temporary difference in book and tax cost is due to wash sale loss deferrals.

FASB Interpretation No. 48, ("FIN 48") Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended December 31, 2008, pur chases and sales of investment securities (excluding short-term investments) aggregated as follows:

              Purchases ........................  $108,809,167
              Sales ............................    99,826,889

4. INVESTMENT ADVISER AND OTHER SERVICES. The Fund employs Kalmar Investment Advisers (the "Adviser") as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average daily net assets. For the year ended December 31, 2008, investment advisory fees were $3,146,551.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), a member of The PNC Financial Services Group, Inc., serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust.

PFPC Distributors, Inc., an affiliate of PNC, serves as the principal underwriter and distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust. PNC serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

PFPC Trust Company, an affiliate of PNC, serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

Certain Trustees and officers of the Trust are also officers of the Adviser.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                   NOTES TO FINANCIAL STATEMENTS -- CONCLUDED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



5. DISTRIBUTIONS TO SHAREHOLDERS. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the last two fiscal years were as follows:

                                         DECEMBER 31, 2008     DECEMBER 31, 2007
                                         -----------------     -----------------
         Distributions paid from:
         Ordinary income ................   $        --           $        --
         Long-term capital gain .........            --            72,053,774
                                            -----------           -----------
                                            $        --           $72,053,774
                                            -----------           -----------

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

6. RECLASSIFICATION IN THE CAPITAL ACCOUNTS. The following permanent difference is primarily attributable to a net operating loss and foreign currency gains/(losses) and has been reclassified to the accounts in the chart below as of December 31, 2008.

                               UNDISTRIBUTED NET          ACCUMULATED
         PAID-IN CAPITAL        INVESTMENT LOSS        NET REALIZED LOSS
         ---------------       -----------------       -----------------
           $(2,957,405)            $2,957,077                $328

At December 31, 2008, the Fund had capital loss carryforward of $2,843,509 available to offset future capital gains. If not utilized against future capital gains, this capital loss carryforward will expire on December 31, 2016.

7. CONTRACTUAL OBLIGATIONS. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

8. NEW ACCOUNTING PRONOUNCEMENTS. In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact of SFAS 161 on financial statement disclosures, if any.

             KALMAR
             POOLED
         INVESTMENT
              TRUST      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
KALMAR POOLED INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kalmar "Growth with Value" Small Cap Fund (the "Fund") (the sole portfolio of Kalmar Pooled Investment Trust (the "Trust")), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 20, 2009

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                              FUND MANAGEMENT
===================                                                  (UNAUDITED)
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information contains additional information about the Trustees and is available without charge, upon request, by calling
(800) 463-6670. The address of each Trustee and Officer as it relates to the Trust's business is Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                              TERM OF                                          PORTFOLIOS IN            OTHER
                                            OFFICE AND                                         FUND COMPLEX         TRUSTEESHIPS/
  NAME, DOB, AND                          LENGTH OF TIME         PRINCIPAL OCCUPATION(S)        OVERSEEN BY         DIRECTORSHIPS
  POSITION(S) WITH TRUST                     SERVED(1)             DURING PAST 5 YEARS            TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Wendell Fenton                             Since 1997      Partner, Richards, Layton & Finger        1          None.
Date of Birth: May 1939                                    (law firm) since 1971.
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano                       Since 2000      Consultant, financial services            1          Trustee, WT Mutual
Date of Birth: March 1943                                  organizations since 1997.                            Fund (a registered
Trustee                                                                                                         investment company);
                                                                                                                Director,
                                                                                                                Independence Blue
                                                                                                                Cross; Director,
                                                                                                                Intricon Corp.
                                                                                                                (producer of medical
                                                                                                                devices); and
                                                                                                                Director, The RBB
                                                                                                                Fund, Inc. (a
                                                                                                                registered
                                                                                                                investment company).
------------------------------------------------------------------------------------------------------------------------------------
David M. Reese, Jr.                        Since 1997      Semi-retired since 1996.                  1          None.
Date of Birth: July 1935
Trustee
------------------------------------------------------------------------------------------------------------------------------------
David D. Wakefield                         Since 1997      Retired private investor since 1997.      1          Director, Townsend's
Date of Birth: October 1930                                                                                     Inc. (food products
Trustee                                                                                                         and services).
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Ford B. Draper, Jr.(2)                     Since 1997      Founder, President, Director,             1          None.
Date of Birth: May 1942                                    and Chief Investment Officer of
Trustee, Chairman, President,                              Kalmar Investments Inc. since 1982;
Principal Accounting Officer                               President, Kalmar Investment Advisers
                                                           since 1997.
------------------------------------------------------------------------------------------------------------------------------------

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                 FUND MANAGEMENT -- CONCLUDED
===================                                                  (UNAUDITED)
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                              TERM OF                                          PORTFOLIOS IN            OTHER
                                            OFFICE AND                                         FUND COMPLEX         TRUSTEESHIPS/
  NAME, DOB, AND                          LENGTH OF TIME         PRINCIPAL OCCUPATION(S)        OVERSEEN BY         DIRECTORSHIPS
  POSITION(S) WITH TRUST                     SERVED(1)             DURING PAST 5 YEARS            TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Ford B. Draper, III(3)                     Since 2000      Managing Director, Trading and            N/A                N/A
Date of Birth: November 1966                               Client Services, Kalmar
Vice President                                             Investments Inc. since 1991
                                                           and Kalmar Investment Advisers
                                                           since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Verna Knowles                              Since 1998      Administration Director and               N/A                N/A
Date of Birth: November 1945                               Treasurer, Kalmar Investments Inc.
Treasurer and Chief Financial                              since 1998; Trustee and Treasurer,
Officer                                                    Kalmar Investment Advisers since 1997;
                                                           President and Director, Books and
                                                           Balances Ltd. (accounting services)
                                                           since 1988.
------------------------------------------------------------------------------------------------------------------------------------
Marjorie L. McMenamin                      Since 1998      Operations Director, Kalmar               N/A                N/A
Date of Birth: August 1949                                 Investments Inc. since 1992;
Secretary                                                  Operations Director, Kalmar
                                                           Investment Advisers since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Kimberly R. Portmann                       Since 2004      Chief Compliance Officer, Kalmar          N/A                N/A
Date of Birth: January 1967                                Investments Inc. and Kalmar
Chief Compliance Officer                                   Investment Advisers since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Diane J. Drake                             Since 2005      Vice President and Counsel, PNC Global    N/A                N/A
Date of Birth: July 1967                                   Investment Servicing (U.S.) Inc.
Assistant Secretary                                        ("PNC") since 2008; Vice President
                                                           and Associate Counsel, PNC from
                                                           2003-2007.
------------------------------------------------------------------------------------------------------------------------------------
James G. Shaw                              Since 2005      Director and Vice President,              N/A                N/A
Date of Birth: October 1960                                PNC since 2005; Vice President,
Assistant Treasurer                                        PNC from 1995-2005.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee and Officer serves for an indefinite term, until his or her successor is elected.

(2) Mr. Ford B. Draper, Jr. is an "interested" Trustee, as defined in the 1940 Act by reason of his affiliation with Kalmar
    Investment Advisers, the Trust's investment adviser.

(3) Mr. Ford B. Draper, III is the son of Ford B. Draper, Jr.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                                    OTHER MATTERS (UNAUDITED)
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



1. PROXY VOTING POLICIES AND PROCEDURES. Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2007 to June 30, 2008 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser's website, www.kalmarinvestments.com, or by accessing the SEC's website at www.sec.gov.

2. QUARTERLY PORTFOLIO SCHEDULES. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC's website www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT. In connection with its review of the renewal of the existing advisory agreement for the Fund, the Board considered, among other factors, the nature, extent and quality of the services provided by the Adviser and the overall fairness of the agreement to the Fund. The Board, and the disinterested Trustees, considered the continuation of the agreement pursuant to a process that concluded at the Board's November 11, 2008 meeting. At the direction of the disinterested Trustees, counsel to the Fund sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their November Board meeting. As a result, the Trustees received written information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of advisory fees paid to other registered investment companies, as well as advisory fees paid to the Adviser by other investment companies and institutional clients (vi) the size and qualifications of the Adviser's portfolio management staff, (vii) a description of the investment decision-making process, sources of information and investment strategies, (viii) investment performance, (ix) brokerage selection procedures (including soft dollar arrangements), (x) compliance with the Fund's investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Adviser's proxy voting policies and (xii) benefits realized by the Adviser (and its affiliates) from its relationship with the Fund.

The Trustees also received a memorandum from counsel to the Fund describing their duties in connection with advisory contract approvals. The Trustees were aware of the information noted above during their discussions and deliberations. The Board also considered and weighed their accumulated experience in governing the Fund and working with Kalmar on matters relating to the Fund, and was assisted in their deliberations by the advice of the Fund's legal counsel.

             KALMAR
             POOLED
         INVESTMENT
              TRUST                       OTHER MATTERS (UNAUDITED) -- CONCLUDED
===================
"GROWTH-WITH-VALUE"
    SMALL CAP FUND



With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the services performed by the Adviser, the Adviser's Form ADV, the size of the Adviser's staff performing services for the Fund and their qualifications and considered the Adviser's investment philosophy for the Fund. Based on the information provided and the Board's previous experience with the Adviser, the Board concluded that the nature and extent of services provided by the Adviser were appropriate and that the quality of these services was consistent with the industry norms and that the Fund was expected to benefit from the continued provision of the Adviser's services.

The Board also reviewed information on the performance of the Fund along with performance information of relevant securities indices and a peer group of mutual funds. This information showed that the Fund's performance was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies.

The Board also reviewed information on the Fund's advisory fee and expense ratio in comparison to a peer group of mutual funds. This information showed that the Adviser's fee and the Fund's overall expense ratio were within an acceptable range in relation to fees charged by other advisers for managing comparable mutual funds with similar strategies and such other mutual fund's total expense ratio. The Board concluded that the Adviser's fees were reasonable in relation to the nature and quality of the services provided. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided, and the Fund's investment performance.

The Board also considered the costs of the services provided by the Adviser and the profits realized by the Adviser from its relationship with the Fund. The Board reviewed the Adviser's cost allocation methodology as well as the Adviser's balance sheet and schedule of revenue, expenses and operating income. Based on this information, the Board concluded that the profits realized by the Adviser were reasonable after considering the entrepreneurial and business risks incurred by the Adviser and the costs of providing investment advisory services to the Fund. In addition, the Board considered the extent to which economies of scale may be realized as the Fund grows and implemented advisory fee breakpoints to reflect economies of scale for the benefit of shareholders at higher asset levels. The Board considered the Fund's current advisory breakpoint levels and the benefits derived by shareholders as the Fund's asset levels increase.

The Board also considered the Fund's and the Adviser's compliance record. The Board concluded that no events had occurred which would cause the Trustees to not approve the Fund's advisory agreement.

Based on all of the information considered and the conclusions reached, the Board approved the Fund's advisory agreement with the Adviser for an additional one-year period ending November 30, 2009. In arriving at their decision the Trustees did not identify any single matter as controlling the Board's analysis, but made their determination in light of all the circumstances.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                               BARLEY MILL HOUSE
                               3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                      (WEBSITE) WWW.KALMARINVESTMENTS.COM


                                   DISTRIBUTOR
                            PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD
                           KING OF PRUSSIA, PA 19406


                              SHAREHOLDER SERVICES
        PNC GLOBAL INVESTMENT SERVICING (U.S.) INC. (FORMERLY PFPC INC.)
                                 P.O. BOX 9831
                              PROVIDENCE, RI 02940


                                    CUSTODIAN
                               PFPC TRUST COMPANY
                              THE EASTWICK CENTER
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153


                                  LEGAL COUNSEL
                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                              18TH & ARCH STREETS
                          PHILADELPHIA, PA 19103-2799


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             DELOITTE & TOUCHE LLP
                               1700 MARKET STREET
                             PHILADELPHIA, PA 19103

                         KALMAR POOLED INVESTMENT TRUST
        PNC GLOBAL INVESTMENT SERVICING (U.S.) INC. (FORMERLY PFPC INC.)
                                  P.O. BOX 9831
                              PROVIDENCE, RI 02940
                       (WEBSITE) WWW.KALMARINVESTMENTS.COM




KL12 - 12/08


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Nicholas A. Giordano and David D. Wakefield) are "independent," as defined by this Item 3.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $29,400 for 2007 and $31,000 for 2008.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,375 for 2007 and $5,500 for 2008. The fees billed were for review by the principal accountant of the registrant's Federal and State tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pursuant to its charter, the Registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant's principal accountant to Kalmar Investment Advisers.

  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  Not applicable

                           (c)  100%

                           (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

     (h)  Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant  to Rule 30a-2(b)  under the 1940 Act  and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Kalmar Pooled Investment Trust
            -----------------------------------------------------------------

By (Signature and Title)*  /s/ Ford B. Draper, Jr.
                         ----------------------------------------------------
                           Ford B. Draper, Jr., Chief Executive Officer
                           (principal executive officer)

Date   February 24, 2009
    -------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Ford B. Draper, Jr.
                         ----------------------------------------------------
                           Ford B. Draper, Jr., Chief Executive Officer
                           (principal executive officer)

Date   February 24, 2009
    -------------------------------------------------------------------------


By (Signature and Title)*  /s/ Verna E. Knowles
                         ----------------------------------------------------
                           Verna E. Knowles, Chief Financial Officer
                           (principal financial officer)

Date   February 24, 2009
    -------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.